                                       A
                              Tatum CFO Partners
                                   Proposal




                               - Prepared for -




                           HealthCor Holdings, Inc.




                                January 1, 1999

                         Tatum CFO Retainer Agreement
-------------------------------------------------------------------------------

This agreement will refer to the following Parties accordingly: HealthCor Holdings, Inc., - "The Company", and Tatum CFO Partners, LLP. - "Tatum CFO".

I.   Retainer Fee
 .    The Company will pay Tatum CFO a retainer equal to $4,000 per month.

II.  Excess Hours
 .    No additional compensation for hours worked in excess of 40 per week.

III. Bonus
 .    None.

IV. Payment Terms and Conditions
 .   The monthly Retainer Fee will be paid to Tatum CFO as long as one of its
    Partner is receiving W-2 compensation.
 .   Company will pay Tatum CFO within 15 days of the invoice date.

V.  General Terms and Conditions
 .   This agreement is cancelable by either party with 30 days written notice.
 .   The Governing Laws of Texas apply in the interpretation of this Agreement

 .   Tatum CFO agrees that any proprietary information gained while engaged will only be used to further the mission of the Company. Hence, such information will otherwise be kept in strict confidence both during engagement and after such engagement terminates.

 .   All Company information, projections and forecasts reflect solely the assertions of management. Tatum CFO Partners makes no representations as to the accuracy of such information. Tatum CFO Partners does not directly provide services to the Company. Tatum CFO Partners provides services directly to its Partners through its partnership meetings and through CFO LinkTM in order that the individual Partners can serve their employers better. With regard to the individual Partners relationship to the company, each works under the exclusive authority and management of the Employer.

VI. Acknowledgment and Acceptance

I have read and understand the scope of services, deliverables, and fees as described in this proposal. On behalf of HealthCor Holdings, Inc. I hereby agree to the terms of this proposal with respect to Tatum CFO Partners, LLP.

Accepted this 1st day of January, 1999.

HealthCor Holdings, Inc.


s/ S. Wayne Bazzle
------------------
Signature

S. Wayne Bazzle
Chairman

                           The Employment Agreement
-------------------------------------------------------------------------------

The agreement will refer to the following Parties accordingly: HealthCor Holdings, Inc., "The Company", and Michael D. Ayres - "Employee".

I. CFO Salary
 .    A salary equal to $7,500 per bi-weekly pay period will be paid Employee to provide services to the Company five days a week.
 .    Employee will be reimbursed all living expenses while located in Dallas,
     TX.
 .    Preapproved travel and out-of-pocket expenses will be reimbursed by the
     Company.

II. Payment Terms
 .    Employee will be paid consistent with the timing and method of other
     Company employees.
 .    Employee's salary will be prorated if this agreement does not begin on the first day of the month.

III. General Terms and Conditions
 .    With regards to the Employee's relationship to the Company, the Employee works under the exclusive legal authority and management of the Company and not Tatum CFO Partners.
 .    Employee elects not to participate in any employee benefits unless specifically set forth within this proposed agreement(s).

 .    After nine months of employment, the Employee will receive severance equal to one month's salary. After eighteen months, the Employee will receive severance equal to two months salary.

 .    Employee will adopt a vacation policy consistent with a reasonable company policy as it applies to senior management.

 .    Employee will in the capacity of Chief Financial Officer as an officer of the corporation.

IV. Acknowledgment and Acceptance

I have read and understand the scope of services, deliverables, and fees as described in this proposal. On behalf of HealthCor Holdings, Inc. I hereby agree to the terms of this proposal with respect to Michael D. Ayres.

Accepted this 1st day of January 1999.

HealthCor Holdings, Inc.


s/ S. Wayne Bazzel
------------------
Signature

S. Wayne Bazzle
Chairman